1 Quarter 2013 Investor Presentation st Exhibit 99.1

Cautionary Statements
This presentation contains certain performance measures
determined by methods other than in accordance with
accounting principles generally accepted in the United States of
America (“GAAP”). Management of Ameris Bancorp (the
“Company”) uses these non-GAAP measures in its analysis of
the Company’s performance. These measures are useful when
evaluating the underlying performance and efficiency of the
Company’s operations and balance sheet. The Company’s
management believes that these non-GAAP measures provide a
greater understanding of ongoing operations, enhance
comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period.
The Company’s management believes that investors may use
these non-GAAP financial measures to evaluate the Company’s
financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance.
These disclosures should not be viewed as a substitute for
financial measures determined in accordance with GAAP, nor
are they necessarily comparable to non-GAAP performance
measures that may be presented by other companies. Tangible
common equity and Tier 1 capital ratios are non-GAAP
measures. The Company calculates the Tier 1 capital using
current call report instructions. The Company’s management
uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation  of the
Company.  These capital measures may, or
may not be necessarily comparable to similar capital measures that may be presented by other companies.
This presentation may contain statements that constitute
“forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as
amended. The words “believe”, “estimate”, “expect”, “intend”,
“anticipate” and similar expressions and variations thereof
identify certain of such forward-looking statements, which speak only as of the dates which they were made. The Company
undertakes no obligation to publicly update or revise any
forward-looking statements, whether as a result of new
information, future events or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors.
Readers are cautioned not to place undue reliance on these
forward-looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s
results of operations and financial condition.

Nashville
Charlotte
Greenville
Columbia
Atlanta
Augusta
Macon
Montgomery
Beaufort
Charleston
Hilton Head
Savannah
Albany
Tifton
Dothan
MOULTRIE
Brunswick
Mobile
Valdosta
Tallahassee
Jacksonville
Panama City
Gainesville
Orlando
Tampa
Ameris Bank Locations
Ameris Bank Mortgage Locations

Corporate Profile
• Headquartered in Moultrie, Georgia
• Founded in 1971 as American Banking
Company
• Historically grown through acquisitions of
smaller banks in areas close to existing
operations
• Recent growth through de novo expansion
strategy and 10 FDIC-assisted transactions
• Four state footprint with 57 offices
• Approximately 820 FTEs managing 200,000
core customer accounts
• Assets – $2.9 billion
Loans – $2.0 billion
Deposits – $2.5 billion

Management and Board Ownership of Approximately 7%
Experienced Management Team
Name, Position
Experience
(Banking / Ameris)
Previous Experience
Edwin W. Hortman Jr.
Chief Executive Officer
Andrew B. Cheney
EVP & Chief Operating Officer
Dennis J. Zember Jr.
EVP & Chief Financial Officer
Jon S. Edwards
EVP & Chief Credit Officer
Stephen A. Melton
EVP, Chief Risk Officer
Cindi H. Lewis
EVP, Chief Administrative Officer
T. Stan Limerick
EVP, Chief Information Officer
32/14
36/3
19/7
28/13
32/2
36/36
7/1
Colony Bankcorp, Inc.
Barnett Bank, Mercantile Bank
Flag Financial Corporation
NationsBank, Federal Reserve
Columbus Bank & Trust (lead bank SNV)
Officer at Ameris Bank since 1987
Whitney National Bank

Realize the positive impacts of our Earnings Strategies
• Continue to drive double digit growth in loans and low-cost/no-cost funding.
• Design and implement strategies to build more efficient banking platform.  Rationalize branch network and position Bank for faster growth in assets.
• Build additional non-interest income lines of businesses to drive revenue towards the top quartile of our peer group.  Leverage premier mortgage platform for better profitability.
• Recognize a reduction in credit related expenses commensurate with the significant reduction in classified and non-accrual assets.
Position Ameris Bank as a Consolidator in our 4 Southeastern States
• Complete Integration of Prosperity Bank by end of 3Q 2013 and be at a full run rate on forecasted accretion by January 1, 2014.
• Traditional M&A – Continue to build relationships with potential merger partners as the pipeline of opportunities in our footprint grows.
• FDIC Assisted acquisitions – Slowing pipeline of opportunities with mostly non-loss share opportunities.  Markets still have troubled and weakened institutions that will fail but our interest is shifting to more traditional M&A.

Current Focus

(1) Excludes covered assets, where applicable
First Quarter Update
dollars in millions, except per share data Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13
Change
BALANCE SHEET
Assets $3,043 $2,920 $2,949 $3,019 $2,862
(5.95)%
Loans, net 1,949 1,941 2,015 2,007 1,996
2.41
Tang Common Equity / Assets 7.95% 8.41% 8.27% 8.23% 8.83%
11.07
Tangible Book Value $10.15 $10.29 $10.23 $10.39 $10.57
4.14
PERFORMANCE
Pre-tax, pre-credit earnings $13,634 $14,700 $13,728 $13,728 $14,281
4.75%
as a percentage of average assets 1.84% 1.99% 1.86% 1.82% 2.00%
Revenue (ex acquisition gains) $34,954 $37,756 $38,069 $40,672 $39,698
13.57
as a percentage of average assets 4.59% 5.17% 5.16% 5.39% 5.55%
OPEX (ex credit costs) $21,507 $23,200 $25,104 $24,993 $24,040
11.78
as a percentage of average assets 2.83% 3.18% 3.41% 3.31% 3.36%
Diluted earnings per share 0.19 0.07 0.04 0.15 0.20
5.26
Net interest margin (TE) 4.48% 4.66% 4.52% 4.72% 4.79%
6.92
Efficiency ratio (ex credit costs) 61.53% 61.45% 75.68% 65.70% 60.56%
(1.58)
CREDIT QUALITY
(1)
NPAs / Assets 3.03% 2.89% 2.58% 2.61% 2.72%
(10.23)%
Classified Assets / Capital 35.07 32.05 31.44 33.45 31.7
(9.61)
Reserves / Loans 2.17 1.92 1.80 1.63 1.57
(27.65)
Reserves / NPLs 54.90 58.98 67.76 60.67 62.39
13.64

• Diversified loan portfolio across five regions
– Inland Georgia – 51%
– Coastal Georgia – 15%
– Alabama – 8%
• In-house lending limit of $7.5 million versus $75 million legal limit
– 5 loans greater than $5 million
• Loan participations less than 1.00% of total loans
• Aggressive management of concentrations of credit
•
Top 25 relationships
are only 9.6% of total loans

– South Carolina – 13%
– Florida – 13%
Loan Type
Average Loan
Size Average Rate
Investor CRE $    425,335 5.15%
C&D 100,350 5.25
Residential 71,248 5.64
C&I 59,384 4.98
O/O CRE 306,921 5.50
Covered loans 143,720 5.38
Consumer 6,579 6.56
Agriculture 110,196 5.70
Total $     80,464 5.44%
Loan Portfolio Detail
Loan Portfolio Detail – 3/31/13
Covered
28%
Agriculture
9%
Construction
6%
Non-owner
occupied CRE
15%
Owner
Occupied CRE
15%
Consumer
Installment &
Residential
20%
C&I
7%

• Leveraging presence in new markets (top five markets
account for 70% of pipeline: Atlanta, Jacksonville,
Columbia, Savannah, Charleston
•
Upgrading production positions in key markets: limited
changes to expense base but higher levels of quality
production
•
Expanding Mortgage Strategy: Jumbo mortgages,
wholesale, warehouse LOC
•
Leveraging Agricultural expertise:  better yields than in
CRE due to limited competition
• Specialty lines of business that would diversify loan
portfolio
• Yields on current production approximately
5.13%
• 2/3
rds
of production is with existing customers –
higher rates (40bps-50bps from relationships)
• Diversified loan types – not solely chasing CRE
or competing with low rates that do not
compensate for term or quality

Loan Portfolio –
strong loan pipelines
Growth in Loan Pipelines¹
Lending Strategies
Pipeline Opportunities by Type
1 – Loan pipeline amounts consist of all loans management has deemed a 75% or better likelihood of closing.
$160
$120
$80
$40
$0
Loan Pipeline EOQ
(in millions)
2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 3Q 12 4Q 12 1Q 13
$57.9
$80.8
$67.2
$95.0
$127.4
$139.0
$147.2
$139.2
Commercial
R/E 48.3%
Comm’l Finc’l
& Agriculture,
34.9%
Residential
R/E 15.0%
Construction,
1.8%

• $11.5 million
- Largest Relationship has  over 3.0x debt coverage, backed by taxing authority of one of our local markets.
•
1.75x –
Weighted average debt coverage of our 25 largest relationships.
•
64% -
Weighted average loan to value on our 25 largest relationships.
Loan Portfolio
Diversified through smaller relationships as well
Portfolio comprised of smaller relationships
Relationship Totals in Legacy Portfolio (in millions)
Rank Total O/S % of total
Top 10 $      81.81 5.64%
Top 50 $    242.53 16.72%
Top 100 $    376.12 25.93%
Top 200 $    544.95 37.57%
Top 300 $    659.13 45.44%
$12
$8
$4
$0
25 50 75 100 125 150
Number of Loan Relationships
$11.53
$4.23
$3.11
$2.24
$1.69

• $0.44 per share –
Additional earnings embedded in today’s Balance Sheet vs. 2008.
Today’s deposit mix would have reduced interest expense by 30% in 2008, or $16.0 million.
• Built significant value in our core deposit base
• Focused largely on “Non-Rate Sensitive” deposits
Significant Value in Deposit Portfolio
Future revenue opportunity is large, and growing
Deposit Composition – 3/31/13
Deposit Composition – 12/31/08
mmda,
13%
Brokered
CDs, 10%
Retail
CDs, 46%
now/sav,
20%
nib, 10%
NOW &
Savings, 29%
MMDA, 23%
Retail Time,
27%
DDA, 19%
Brokered, 1%

FDIC Indemnification Asset
Managing towards the end of loss share protection
I/A – Indemnification Asset for reimbursement on expected losses from the FDIC
1- Months remaining to collect remainder of indemnification asset is a weighted average based on the indemnification asset at
12/31/2012.
2 - Current Estimate of losses includes all losses incurred to date as well as reimbursable expenses plus expected losses not incurred for which there is a corresponding indemnification asset. Original estimate of losses includes gross losses identified in due diligence and 7.5% for workout expenses.
Bank Original I/A
Current
I/A
% of
Original
Remaining
Months to
Collect
Original
Estimate of
Losses
Current
Estimate of
Losses
% of
Original
NBV I/A NBV
I/A on
Loans
AUB 24,200 2,088 8.6% 17.9 32,519 26,362 81.1% 953 48 22,493 2,007
USB 21,640 2,015 9.3% 18.9 29,079 40,887 140.6% 3 0 22,042 2,015
SCB 22,400 2,789 12.5% 24.9 30,100 29,957 99.5% 647 19 36,819 2,551
FBJ 11,307 4,602 40.7% 30.9 15,194 11,029 72.6% 423 66 25,806 4,529
TBC 22,807 5,012 22.0% 31.9 30,647 28,613 93.4% 213 77 37,719 3,560
DBT 112,404 28,223 25.1% 31.9 172,620 146,529 84.9% 1,477 361 110,634 26,907
HTB 49,485 14,009 28.3% 38.8 66,495 56,105 84.4% 180 29 68,085 11,254
OGB 45,488 15,217 33.5% 38.8 61,125 38,949 63.7% 316 100 58,275 11,901
CBG 52,664 25,951 49.3% 45.9 70,767 55,646 78.6% 2,705 912 78,851 24,484
362,395 99,906 27.6% 36.6 508,546 434,077 85.4% 6,917 1,611 460,724 89,208
All Loans
Classifieds Maturing
After L/S

• 2012 revenue gains boosted by growing loan portfolio and success in non-
interest income strategies.
• 2013-2015 strategy demands:
• Diversification of revenue with more emphasis on highly profitable non-interest income LOB’s that enhance ROA and reduce burden on capital leverage
• Protect our advantage from strong net interest margins with emphasis on creating a highly favorable funding mix

Earnings –
Continued Growth in Revenue
Revenue growth through this cycle with
opportunistic strategies:
• 15%+ compounded annual growth rate in total
revenue over the last three years
• Revenue has grown faster than earning assets
• Significant amount of assets that will be
deployed over the next 3 years that will
significantly boost revenue and earnings
• >30% - CGR for mortgage related
revenue
• >21% - CGR for debit interchange
fees
• >8% - CGR for analysis and
overdraft fees

(1) Maturity and Repricing Opportunity are amounts and yields maturing in the designated quarter
(2) Ameris Bank net interest margin on a fully taxable-equivalent basis, excludes H/C level TRUPs
.
Loans CDs
Quarter Yield Quarter Yield
Q4 '11 5.38% Q4 '11 0.67%
Q1 '12 5.48% Q1 '12 0.65%
Q2 '12 5.45% Q2 '12 0.54%
Q3 '12 5.28% Q3 '12 0.51%
Q4 '12 5.11% Q4 '12 0.44%
Q1 '13 5.13% Q1 '13 0.49%
• 79.6% of lost revenue from loan repricing covered by CD renewal savings.
• Management expects limited dilution (5-10bps) in NIM from balance sheet repricing and believes volume expansion can more than offset revenue impacts.
Earnings -
Net Interest Margin
Net Interest Margin
(2)
(%)
“Acquisition Yields”

Non-Interest Income to Assets
NII / Avg Assets
Peers ($3 b - $10b)
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.84%
0.82%
0.93%
0.90%
0.97%
1.21%
1.34%
1.58%
1.59%
1Q 11
3Q 11
1Q 12
3Q 12
1Q 13

Quarterly Mortgage Revenue
5,000
4,000
3,000
2,000
1,000
0
450
382
930
1,209
1,475
3,001
3,740
4,768
4,464
1Q 11
3Q 11
1Q 12
3Q 12
1Q 13

Significant growth in mortgage revenue – currently all from retail activities
• Still hiring highly experienced, high volume teams
• Current retail production is $35mm per month, potential
and platform to double in 12-18 months
Wholesale activities gaining traction
• Hiring experienced relationship managers from large
wholesale players
• Larger volume opportunity in wholesale relative to retail
activities

Serious about building strength and diversification in non-
interest income sources
• Moving away from deposit charges
• Researching unique lines of business
• Momentum in our numbers coming from mortgage
revenue; we believe we can duplicate that strategy
with other LOBs by hiring expertise
Peer group comparison are banks greater than $3 billion
• BOLI income expected to incr by $1mm in 2013
Earnings –
Non-Interest Income

Details regarding the recently announced Corporate Restructuring:
Branch Rationalization –
Closing 20% of our retail branch locations, either in smaller markets or areas where our market share is not sufficient to drive desired profitability.
“At-risk” loans and non-CD deposits in these branches are $59.4 million and $104 million.  We expect to retain 71% of the loans and 35% of the deposits.
Total OPEX for these 13 branches in 2012 were $6.45 million.  Non-interest income totaled $1.39 million.
Total expected improvement in operating expenses is $4.9 million in 2013 and $6.5 million in 2014.
Restructuring line divisions –
Restructuring sales and sales efforts in the bank to focus on larger, longer tenured commercial clients
Expected savings of $3.6 million resulting mainly from consolidation of 50 positions.
Re-distribution of corporate functions –
Re-distributing certain clerical & support functions to the field
Restructuring credit administration and approval process to streamline approval and support of smaller credits.
Expected savings of $2.4 million resulting mainly from consolidation of 38 positions.
Earnings -
Corporate Restructure & Improved Efficiency

M&A Opportunities
(Significant opportunity building in our 4-State Footprint)
Southeast Banking Statistics show positive and
negative trends.
(Data for

banks smaller than Ameris Bank in our four states)
Improving Ratios:
20%
–
Banks with Texas ratios still over 75%.  Down from 28%
one year ago.
18%
– Banks with capital ratios below 8.00% T1 Leverage.
Down from 22% one year ago.
(virtually all from deleveraging)
8%
– Improvement in the median ROAA (from 0.53% to
0.57%)
Indicators that Consolidation is necessary:
60%
–
Banks with less revenue in 1Q 2013 compared to 1Q
2012.
58%
–
Banks with worse efficiency ratios in 1Q 2013
compared to 1Q 2012.
59%
–
Banks with smaller loan books today than in 1Q
2012.
62%
–
Banks that failed to expand the distance between
net interest income and non-interest expense.
• Improvement in credit quality and capital levels
of targets and the earnings and multiples of
acquirers should produce continued ramp in
M&A.
• More banks are shrinking than growing.  Fierce
competition for higher quality assets being won
by those that can afford it (those with better
efficiency and funding sources)
• Too few banks have come to grips with need for
better efficiency.  Because growth is constrained,
M&A is evaluated positively against branch
closures, reduction in force strategies, etc.